                                     PIONEER
                             -----------------------
                                      HIGH
                                     INCOME
                                      TRUST

                                     Annual
                                     Report

                                     3/31/03

                                     [LOGO]

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               4
Schedule of Investments                       7
Financial Statements                         15
Notes to Financial Statements                19
Report of Independent Auditors               28
Trustees, Officers and Service Providers     29

Pioneer High Income Trust
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 3/31/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
World events drove markets early this year. Uncertainty over war in Iraq brought steep declines in equities and a continued flight to bonds, especially government issues. Stocks rallied when the war began, sagged for a time, then rose modestly as the successful military campaign wound down.

Investors soon turned their attention to domestic concerns, not all of them tied to the war: sagging consumer confidence, rising unemployment made worse by call-ups of reservists and the uncertain outlook for corporate earnings. In addition, a long, harsh winter hampered economic activity, as did the high prices Americans were paying to power their cars, homes and businesses.

The Federal Reserve Board appears committed to keeping interest rates low to prevent the economy from slumping further. A weaker U.S. dollar may also act as a stimulus, as American export goods become more affordable for overseas buyers.

Independent research remains the key

Pioneer is not in the business of forecasting economic trends or predicting geopolitical events. Our focus remains, as it has for over 75 years, on intensive analysis of hundreds of companies to find the best values for our shareowners; this slow economic period has brought many valuations to what we believe are attractive levels. Our managers and analysts are concentrating on companies with demonstrably strong finances and positive prospects. Financially strong companies have greater potential to prosper when the economy eventually rights itself. Pioneer's fixed-income experts are also finding bonds, both here and overseas, that offer good current yields and the potential for higher prices.

Overall, we are taking a cautious approach, with somewhat greater emphasis on growth than was the case a few months ago; that's because we expect the economy to regain strength later this year. Our ability to uncover solid value is supported by expanded research capabilities, both in the U.S. and in the overseas offices of UniCredito Italiano, S.p.A., our parent organization.

Consult a trusted advisor

It's tempting to change course in turbulent times while world news dominates our consciousness. But timing the market - moving in and out with short-term factors - can be costly in terms of lost opportunities; there's no predicting when a rebound might begin. You can temper that risk by relying on dispassionate professional advice. So invest the time it takes to meet with a trusted financial advisor who brings the dual advantages of knowledge and experience to the table.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ John A. Carey

John A. Carey
Executive Vice President
Director of Portfolio Management U.S.

Pioneer High Income Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT]

Corporate Bonds & Notes          82.2%
Temporary Cash Investment         8.3%
Convertible Bonds & Notes         6.1%
Municipal Bonds                   1.9%
Sovereign Debt Obligations        1.5%


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT]

0-1 Year        2.3%
1-3 Years      13.8%
3-4 Years      20.3%
4-6 Years      49.5%
6-8 Years       9.7%
8+ Years        4.4%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1.   Cia Brasileira de Bebida, 10.5%, 12/15/11                   2.42%
 2.   IVAX Corp., 4.5%, 5/15/08                                   2.30
 3.   Huntsman International LLC, 10.125%, 7/1/09                 2.11
 4.   Xerox Capital Trust I, 8.0%, 2/1/27                         2.07
 5.   Chiquita Brands International, Inc., 10.56%, 3/15/09        2.06
 6.   John Q. Hamons Hotels L.P., 8.875%, 5/15/12                 1.96
 7.   NMHG Holding Co., 10.0%, 5/15/09                            1.94
 8.   Tesoro Escrow Corp., 9.625%, 4/1/12                         1.91
 9.   Baytex Energy Ltd., 10.5%, 2/15/11                          1.91
10.   Burns, Philp Capital Property Ltd., 9.75%, 7/15/12 (144A)   1.81

Trust holdings will vary for other periods.

Pioneer High Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/03
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Value
per Common Share   3/31/03   4/25/02
                   $14.49    $15.00

Net Asset Value
per Common Share   3/31/03   4/25/02
                   $13.43    $14.33

Distributions per Share   Income      Short-Term      Long-Term
(4/25/02 - 3/31/03)       Dividends   Capital Gains   Capital Gains
                          $1.375      $-              $-

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in common shares of Pioneer High Income Trust at public offering price, compared to that of the Merrill Lynch High Yield Master II Index.

Cumulative Total Returns
(As of March 31, 2003)
                     Net Asset     Market
Period                 Value       Price*
Life-of-Trust
(4/25/02)              4.31%       7.29%

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

Value of $10,000 Investment+

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT]

                   Pioneer          Merrill Lynch
                 High Income         High Yield
Date               Trust*          Master II Index

4/30/02            $10,000             $10,000
3/31/03            $10,457             $10,729

+ Index comparison begins April 30, 2002. The Merrill Lynch High Yield Master II
  Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes and fees that a shareowner would pay on Trust distributions of the redemption of Trust shares.

Pioneer High Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/03
--------------------------------------------------------------------------------

This first annual report for Pioneer High Income Trust covers the Trust's abbreviated fiscal year from inception through March 31, 2003. In the report, Ken Taubes, director of the fixed-income group at Pioneer, discusses the environment for high yield bonds since last fall and also reviews the Trust's investment process, strategy and outlook.

Q:  How has the portfolio performed since its inception on April 25, 2002?

A: During an initially difficult period for the high yield market, followed by a strong comeback, Pioneer High Income Trust outperformed its benchmark, the Merrill Lynch High Yield Master II Index. From April 25, 2002, the Trust's inception, through March 31, 2003, the Trust returned 4.31% at net asset value and 7.29% at market price, with a premium of market price to net asset value of 7.90% on March 31. The benchmark returned 1.85% from April 30, 2002 through March 31, 2003. The Trust's performance was aided by positive security selection. We also met our goal of providing a stable current income distribution. On March 31, the Trust's 30-day SEC yield was 12.32%.

Q:  What is the Trust's investment approach?

A: In keeping with Pioneer's traditions, we are value investors, looking for securities selling at attractive valuations. Our approach is generally bottom-up, meaning that we select investments one at a time based on the fundamental outlook for each company. The high yield market is riddled with price and information inefficiencies, and our experienced portfolio team seeks to uncover and take advantage of these discrepancies. Our search for sustainable high current income leads us to different bond market sectors. Our analysis also incorporates economic factors and monetary conditions, as we look to invest within industries that are poised to outperform. We pay particularly close attention to the inherent liquidity of each investment we choose for the Trust. The portfolio holds 50-75 different bond issues at any given time.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: Please describe the investment environment for high yield bonds during the Trust's first fiscal year.

A: During the nearly 12-month period since the Trust's inception, yield spreads (i.e., differences in yields between high yield bonds and 10-year Treasuries) ended the period nearly where they began it. The spread between high yield bonds and Treasuries was approximately 7.5 percentage points in April 2002 and once again in March 2003. But at the midpoint of the Trust's fiscal year in November, spreads had shot up to 11 percentage points, reflecting unusually lofty yields for high yield issues compared to those of Treasury bonds. In effect, the prices of high yield bonds as a group had been heavily discounted, a consequence of softening economic data, continued concerns about corporate malfeasance and uncertainty about the prospects for war in Iraq.

    By the end of the fiscal period, a confluence of events had helped to fuel markedly better performance in high yield bonds. A steady decline in default rates throughout the period had served to weed out weaker credits, improving the fundamental strength of the overall high yield marketplace. Meanwhile, in the wake of the slow economic environment, companies were working to increase the quality of their balance sheets, directing free cash flow toward paying down debt and refraining from making unnecessary capital investments. These measures helped convince investors that high yield fundamentals were improving. In November 2002, the Federal Open Market Committee cut short-term interest rates by half a percentage point, clearly demonstrating its intentions to stimulate the U.S. economy and its commitment to a very accommodative monetary policy. These factors, combined with high yield prices that had declined to attractively low levels, helped renew investor interest in high yield investments. New issuance of high yield bonds surged, after having stalled for some time. The new bonds were quickly purchased by investors. Cash flows into the high yield market increased dramatically, with $9 billion of new money coming into the market during the first quarter of 2003 alone.

Q:  What was your strategy during the period?

A: During the early part of the fiscal year, with prices of many high yield bonds beaten down, we were able to find attractive investment opportunities across a variety of sectors. The Trust was also overweighted in international bonds, emerging market bonds and Euro-denominated bonds to take advantage of opportunities over-

Pioneer High Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/03                            (continued)
--------------------------------------------------------------------------------

    seas. The Trust's investments included Russian bonds - which nearly doubled in price over the period - and Russian cellular telephone operator Mobile Telecom Systems (MTS). We bought MTS bonds at a 12% yield, with the company offering a solid fundamental story, generating substantial cash flow that should help the firm eliminate its debt in the future. The bond's price has since appreciated by approximately 10%.

    While the Trust can invest up to 25% in foreign issues, our target allocation in the current market environment is 80% domestic high yield bonds, 15% foreign issues and 5% investment-grade bonds. As the value in foreign bonds began to diminish slightly, we began to shift away from international investments and into U.S. securities. In anticipation of economic recovery, we also tilted the portfolio into more economically sensitive sectors such as basic materials, consumer cyclicals and capital goods. Positive performers among the Trust's U.S. holdings included Tesoro Petroleum, which benefited from energy price increases and aggressive cost-cutting moves, and Mediacom, a cable company that has profited from increased subscriber revenues and successful acquisitions.

Q:  Which investments proved to be disappointing during the period?

A: Disappointing performers included Corporacion Durango, a large Mexican paper company that suffered from a downturn in the Mexican market for recyclables. United Indianapolis Facility Bonds also underperformed, as United has delayed payments on its bonds - due to the company's bankruptcy filing. We've held on to both investments, figuring that an economic upturn should benefit both the paper and airline businesses, and set both issuers on the path to improved bond prices.

Q:  What is your outlook?

A: Despite the high yield bond market's impressive comeback from wide gaps in yield spreads last November, we think high yield bonds still represent very attractive value. Yield spreads are more than two percentage points above the historical norm and could tighten with further corporate deleveraging. We also believe that the economy is poised for a turnaround, thanks in part to the Fed, which has injected a tremendous amount of liquidity into the system. As the war winds down, yield-conscious investors may be willing to take on additional risk in pursuit of higher yields. If Congress passes additional tax cuts, that could stimulate growth further and provide another boost to the high yield market.

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03
--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings
USD ($)        (unaudited)                                                              Value
                             CORPORATE BONDS & NOTES - 111.9%
                             Consumer Discretionary - 32.2%
                             Apparel - 1.1%
 4,000,000     BB-/B3        Levi Strauss & Co., 12.25%, 12/15/12 (144A)         $  3,790,000
                                                                                 ------------
                             Automobiles & Components - 4.4%
 8,250,000     B/B3          Asbury Automotive Group Inc., 9.0%, 6/15/12         $  7,033,125
 5,000,000     B/B1          Collins & Aikman Products Co., 10.75%,
                               12/31/11                                             4,829,000
 5,000,000     B/B3          Metaldyne Corp., 11.0%, 6/15/12                        3,937,500
                                                                                 ------------
                                                                                 $ 15,799,625
                                                                                 ------------
                             Hotels, Restaurants & Leisure - 5.3%
 5,000,000     CCC+/Caa1     Hollywood Park, Inc., Series B, 9.25%, 2/15/07      $  4,337,500
 9,000,000     B/B2          John Q. Hamons Hotels L.P., 8.875%, 5/15/12            8,775,000
 2,000,000     B/B2          Six Flags, Inc., 9.5%, 2/1/09                          1,900,000
 1,375,000     B+/B1         Turning Stone Casino Resort Enterprise, 9.125%,
                               12/15/10 (144A)                                      1,436,875
 2,500,000     CCC+/B3       Wynn Las Vegas LLC, 12.0%, 11/1/10                     2,612,500
                                                                                 ------------
                                                                                 $ 19,061,875
                                                                                 ------------
                             Household Durables - 1.2%
 4,250,000     B+/B1         Xerox Capital (Europe) Plc, 5.875%, 5/15/04         $  4,207,500
                                                                                 ------------
                             Leisure Equipment & Products - 2.6%
12,500,000     B-/B3         Xerox Capital Trust I, 8.0%, 2/1/27                 $  9,250,000
                                                                                 ------------
                             Media - 10.5%
 3,325,000     BB+/Ba1       British Sky Broadcasting Plc, 8.2%, 7/15/09         $  3,724,000
 3,700,000     BB-/B1        EchoStar DBS Corp., 9.125%, 1/15/09                    4,042,250
 3,000,000     BB-/B1        EchoStar DBS Corp., 9.375%, 2/1/09                     3,195,000
   525,000     B/B2          Houghton Mifflin Co., 8.25%, 2/1/11 (144A)               561,750
   275,000     B/B3          Houghton Mifflin Co., 9.875%, 2/1/13 (144A)              297,000
 6,895,000     B/B1          LodgeNet Entertainment Corp., 10.25%,
                               12/15/06                                             6,653,675
 7,000,000     B+/B2         Mediacom LLC, 9.5%, 1/15/13                            7,245,000
 6,000,000     B/B2          Premier Parks Inc., 9.75%, 6/15/07                     5,820,000
 1,330,000     NR/B2         Quebecor Media Inc., 0.0%, 7/15/11 (a)                 1,010,800
 5,000,000     B-/B2         Vertis, Inc., 10.875%, 6/15/09                         5,162,500
                                                                                 ------------
                                                                                 $ 37,711,975
                                                                                 ------------
                             Retailing - 7.1%
   750,000     B+/B2         Central Garden & Pet Co., 9.125%, 2/1/13 (144A)     $    783,750
 7,728,000     B+/B2         Grupo Elektra SA de CV, 12.0%, 4/1/08                  7,225,680
 1,000,000     BBB-/Ba3      J.C. Penney Co., Inc., 9.75%, 6/15/21                  1,035,000

The accompanying notes are an integral part of these financial statements.    7

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03                                    (continued)
--------------------------------------------------------------------------------

Principal           S&P/Moody's
Amount              Ratings
USD ($)             (unaudited)                                                            Value
                                  Retailing (continued)
 7,800,000          BBB-/Ba3      J.C. Penney Co., Inc., 8.125%, 4/1/27             $  7,312,500
 5,000,000          B+/B2         Shopko Stores, Inc., 9.25%, 3/15/22                  4,150,000
 5,680,000          B+/B1         Vicap SA, 11.375%, 5/15/07                           4,799,600
                                                                                    ------------
                                                                                    $ 25,306,530
                                                                                    ------------
                                  Total Consumer Discretionary                      $115,127,505
                                                                                    ------------
                                  Consumer Staples - 7.9%
                                  Food, Beverage & Tobacco - 7.9%
 9,000,000          B-/B3         Burns, Philp Capital Property Ltd., 9.75%,
                                    7/15/12 (144A)                                  $  8,100,000
 8,580,000          NR/B2         Chiquita Brands International, Inc., 10.56%,
                                    3/15/09                                            9,223,500
10,880,000          BBB-/Baa3     Cia Brasileira de Bebida, 10.5%, 12/15/11           10,798,400
                                                                                    ------------
                                                                                    $ 28,121,900
                                                                                    ------------
                                  Total Consumer Staples                            $ 28,121,900
                                                                                    ------------
                                  Energy - 9.3%
                                  Energy Equipment & Services - 1.1%
 4,000,000          B+/B1         Parker Drilling Co., 9.75%, 11/15/06              $  4,100,000
                                                                                    ------------
                                  Oil & Gas - 8.2%
 8,000,000          B-/B2         Baytex Energy Ltd., 10.5%, 2/15/11                $  8,540,000
 6,000,000          B/B2          Compton Petroleum Corp., 9.9%, 5/15/09               6,457,500
 5,000,000          B/B2          Dresser, Inc., 9.375%, 4/15/11                       4,925,000
 1,000,000          B/Caa1        El Paso Corp., 7.875%, 6/15/12 (144A)                  820,000
10,000,000          B/B3          Tesoro Escrow Corp., 9.625%, 4/1/12                  8,550,000
                                                                                    ------------
                                                                                    $ 29,292,500
                                                                                    ------------
                                  Total Energy                                      $ 33,392,500
                                                                                    ------------
                                  Financials - 6.7%
                                  Diversified Financials - 3.5%
 7,950,000          BBB/Baa3      GATX Financial Corp., 8.875%, 6/1/09              $  7,211,302
 3,000,000          B/B2          MDP Acquisitions Plc, 9.625%, 10/1/12 (144A)         3,161,250
EURO 2,000,000      B/B2          MDP Acquisitions Plc, 10.125%, 10/1/12 (144A)        2,226,049
                                                                                    ------------
                                                                                    $ 12,598,601
                                                                                    ------------
                                  Insurance - 1.1%
 5,300,000          BB-/B1        Allmerica Financial Corp., 7.625%, 10/15/25       $  3,983,946
                                                                                    ------------

8  The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings
USD ($)        (unaudited)                                                                Value
                             Real Estate - 2.1%
 7,140,000     CCC/Caa1      MeriStar Hospitality Operating Partnership, L.P.,
                               8.75%, 8/15/07                                       $ 4,712,400
 2,990,000     B-/B2         MeriStar Hospitality Operating/Finance
                               Partnership, L.P., 10.5%, 6/15/09                      2,676,050
                                                                                    -----------
                                                                                    $ 7,388,450
                                                                                    -----------
                             Total Financials                                       $23,970,997
                                                                                    -----------
                             Health Care - 2.3%
                             Health Care Equipment & Services - 2.3%
 3,985,000     B/NR          NDCHealth Corp., 10.5%, 12/1/12 (144A)                 $ 4,174,288
 3,750,000     B+/B2         PacifiCare Health Systems, Inc., 10.75%, 6/1/09          4,068,750
                                                                                    -----------
                                                                                    $ 8,243,038
                                                                                    -----------
                             Total Health Care                                      $ 8,243,038
                                                                                    -----------
                             Industrials - 19.7%
                             Aerospace & Defense - 1.3%
   730,000     B/B3          Hexcel Corp., 9.875%, 10/1/08 (144A)                   $   761,025
 3,670,000     B/B3          K&F Industries, Inc., Series B, 9.625%, 12/15/10         3,890,200
                                                                                    -----------
                                                                                    $ 4,651,225
                                                                                    -----------
                             Commercial Services & Supplies - 4.8%
 4,000,000     BB-/Ba3       Allied Waste North America, Inc., 7.875%, 1/1/09       $ 4,075,000
 1,000,000     BB-/Ba3       Allied Waste North America, Inc., 9.25%, 9/1/12
                               (144A)                                                 1,063,750
 1,000,000     B/B2          Brickman Group, Ltd., 11.75%, 12/15/09 (144A)            1,085,000
 6,555,000     B-/B3         IESI Corp., 10.25%, 6/15/12                              6,620,550
 1,000,000     B/B3          Wesco Distribution, Inc., 9.125%, 6/1/08                   750,000
 4,725,000     B/B3          Wesco Distribution, Inc., Series B, 9.125%,
                               6/1/08                                                 3,543,750
                                                                                    -----------
                                                                                    $17,138,050
                                                                                    -----------
                             Electrical Equipment - 3.1%
 4,000,000     BB-/Ba2       Sanmina-SCI Corp., 10.375%, 1/15/10, (144A)            $ 4,320,000
 7,160,000     B-/Ba3        Vestel Electronics Finance, 11.5%, 5/14/07
                               (144A)                                                 6,873,600
                                                                                    -----------
                                                                                    $11,193,600
                                                                                    -----------
                             Machinery - 4.9%
 5,350,000     B+/B2         Intermet Corp., 9.75%, 6/15/09                         $ 4,975,500
 3,875,000     B+/B2         Manitowoc Co., Inc., 10.5%, 8/1/12                       4,049,375
 8,145,000     B+/B3         NMHG Holding Co., 10.0%, 5/15/09                         8,674,425
                                                                                    -----------
                                                                                    $17,699,300
                                                                                    -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03                                    (continued)
--------------------------------------------------------------------------------

Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                              Value
                                    Transportation - 5.6%
2,000,000             CC/Caa2       AMR Corp., 10.2%, 3/15/20                           $    430,000
7,000,000             BB+/Ba3       CP Ships Ltd., 10.375%, 7/15/12                        7,490,000
  400,000             B+/B1         Grupo Transportacion Ferroviaria Mexicana, SA de
                                      CV, 10.25, 6/15/07                                     360,000
4,850,000             B+/B1         Grupo Transportacion Ferroviaria Mexicana, SA de
                                      CV, 11.75%, 6/15/09                                  4,462,000
2,376,000             B-/B2         Northwest Airlines Inc., 8.875%, 6/1/06                1,211,760
4,885,000             B-/B2         Northwest Airlines Inc., 8.7%, 3/15/07                 2,442,500
3,850,000             B/B2          Trico Marine Services, Inc., 8.875%, 5/15/12           3,580,500
                                                                                        ------------
                                                                                        $ 19,976,760
                                                                                        ------------
                                    Total Industrials                                   $ 70,658,935
                                                                                        ------------
                                    Information Technology - 1.5%
                                    Technology Hardware & Equipment - 1.5%
6,000,000             B-/Caa1       Lucent Techonologies Inc., 7.25%, 7/15/06           $  5,280,000
                                                                                        ------------
                                    Total Information Technology                        $  5,280,000
                                                                                        ------------
                                    Materials - 19.6%
                                    Chemicals - 11.0%
3,000,000             BB/Ba3        ARCO Chemical Co., 9.8%, 2/1/20                     $  2,610,000
7,800,000             BBB-/Baa3     Ferro Corp., 7.125%, 4/1/28                            6,460,849
EURO 10,000,000       B-/Caa1       Huntsman International LLC, 10.125%, 7/1/09            9,438,883
7,000,000             B+/B2         Lyondell Chemical Co., 10.875%, 5/1/09                 6,510,000
4,575,000             BB-/B2        M.A. Hanna Co., 9.375%, 9/15/03                        4,483,500
5,000,000             NR/B2         M.A. Hanna Co., 6.875%, 12/1/04                        4,600,000
5,100,000             BBB-/Ba1      Methanex Corp., 8.75%, 8/15/12                         5,520,750
                                                                                        ------------
                                                                                        $ 39,623,982
                                                                                        ------------
                                    Containers & Packaging - 3.9%
5,250,000             B/B3          Constar International Inc., 11.0%, 12/1/12          $  5,302,500
2,000,000             B+/B1         Crown Euro Holdings SA, 9.5%, 3/1/11, (144A)           1,997,500
EURO 1,950,000        B+/NR         Crown Euro Holdings SA, 10.25%, 3/1/11, (144A)         2,085,284
4,300,000             B+/B2         Greif Bros. Corp., 8.875%, 8/1/12                      4,482,750
                                                                                        ------------
                                                                                        $ 13,868,034
                                                                                        ------------

10  The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                                  Value
                                   Metals & Mining - 4.0%
2,084,000            B-/B2         Freeport-McMoRan Copper & Gold Inc., 7.5%,
                                     11/15/06                                           $  2,104,840
5,035,000            B-/B2         Freeport-McMoRan Copper & Gold Inc., 10.125%,
                                     2/1/10 (144A)                                         5,217,519
6,335,000            BBB-/Baa3     Phelps Dodge Corp., 9.5%, 6/1/31                        6,891,637
                                                                                        ------------
                                                                                        $ 14,213,996
                                                                                        ------------
                                   Paper & Forest Products - 0.7%
1,790,000            D/Ca          Corporacion Durango SA de CV, 13.125% 8/1/06 (b)     $    787,600
4,000,000            D/Ca          Corporacion Durango SA de CV, 13.75%, 7/15/09
                                     (144A) (b)                                            1,660,000
                                                                                        ------------
                                                                                        $  2,447,600
                                                                                        ------------
                                   Total Materials                                      $ 70,153,612
                                                                                        ------------
                                   Telecommunication Services - 9.3%
                                   Diversified Telecommunication Services - 3.3%
2,377,000            B+/B2         GCI, Inc., 9.75%, 8/1/07                             $  2,281,920
EURO 1,700,000       B+/B1         PTC International Finance II SA, 10.875%, 5/1/08        2,047,501
8,000,000            B-/B3         TSI Telecommunciation Services Inc., 12.75%,
                                     2/1/09                                                7,480,000
                                                                                        ------------
                                                                                        $ 11,809,421
                                                                                        ------------
                                   Wireless Telecommunication Services - 6.0%
7,000,000            CCC/B3        Crown Castle International Corp., 9.375, 8/1/11      $  6,405,000
2,025,000            B+/Ba3        Mobile Telesystems, 10.95%, 12/21/04                    2,128,781
3,230,000            B+/Ba3        Mobile Telesystems, 9.75%, 1/30/08 (144A)               3,343,050
2,480,000            B/B3          Nortel Networks Limited, 6.125%, 2/15/06                2,263,000
EURO 2,100,000       B+/B1         PTC International Finance II SA, 11.25%, 12/1/09        2,540,724
CAD 7,180,000        BB+/Ba3       Rogers Cantel Mobile Communications Inc.,
                                     10.5%, 6/1/06                                         4,978,823
                                                                                        ------------
                                                                                        $ 21,659,378
                                                                                        ------------
                                   Total Telecommunication Services                     $ 33,468,799
                                                                                        ------------
                                   Utilities - 3.4%
8,000,000            B+/B3         CMS Energy Corp., 8.9%, 7/15/08                      $  7,040,000
3,000,000            NR/Caa1       Coastal Corp., 7.5%, 8/15/06                            2,640,000
2,490,000            BBB-/Ba1      TXU Corp., Series J, 6.375%, 6/15/06                    2,564,700
                                                                                        ------------
                                                                                        $ 12,244,700
                                                                                        ------------
                                   Total Utilities                                      $ 12,244,700
                                                                                        ------------
                                   TOTAL CORPORATE BONDS & NOTES
                                   (Cost $401,367,914)                                  $400,661,986
                                                                                        ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03                                    (continued)
--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings
USD ($)        (unaudited)                                                                 Value
                             CONVERTIBLE BONDS & NOTES - 8.3%
                             Gaming - 0.8%
 3,325,000     BBB-/NR       Aristocrat Leisure Limited, 5.0%, 5/31/06              $  2,892,750
                                                                                    ------------
                             Total Gaming                                           $  2,892,750
                                                                                    ------------
                             Health Care - 4.5%
                             Pharmaceuticals & Biotechnology - 4.5%
   500,000     NR/NR         Affymetrix, Inc., 4.75%, 2/15/07                       $    443,750
 1,000,000     NR/NR         CV Therapeutics, Inc., 4.75%, 3/7/07                        786,250
 4,000,000     CCC/NR        Human Genome Sciences, Inc., 3.75%, 3/15/07               3,015,000
11,690,000     NR/NR         IVAX Corp., 4.5%, 5/15/08                                10,257,975
 2,000,000     NR/NR         Vertex Pharmaceuticals Inc., 5.0%, 9/19/07                1,605,000
                                                                                    ------------
                                                                                    $ 16,107,975
                                                                                    ------------
                             Total Health Care                                      $ 16,107,975
                                                                                    ------------
                             Industrials - 0.9%
                             Electrical Equipment - 0.9%
 4,000,000     B/B1          SCI Systems, Inc., 3.0%, 3/15/07                       $  3,150,000
                                                                                    ------------
                             Total Industrials                                      $  3,150,000
                                                                                    ------------
                             Information Technology - 2.1%
                             Technology Hardware & Equipment - 2.1%
 9,000,000     B-/B2         Juniper Networks, Inc., 4.75%, 3/15/07                 $  7,650,000
                                                                                    ------------
                             Total Information Technology                           $  7,650,000
                                                                                    ------------
                             TOTAL CONVERTIBLE BONDS & NOTES
                             (Cost $28,161,641)                                     $ 29,800,725
                                                                                    ------------
                             MUNICIPAL BONDS - 2.5%
                             Florida - 1.4%
 4,800,000     NR/NR         Capital Tribal Agency Rev., Seminole Tribe, 10.0%,
                               10/1/33                                              $  4,929,984
                                                                                    ------------
                             Indiana - 0.1%
 2,010,000     CC/Ca         Indianapolis, Arpt. Auth. Rev. Spl. Fac., United
                               Airlines, Ser. A, 6.5%, 11/15/31                     $    537,695
                                                                                    ------------
                             North Carolina - 1.0%
 4,000,000     NR/NR         Charlotte, Spl. Facs. Rev., Charlotte/Douglas Int'l
                               Airport, 5.6%, 7/1/27                                $  2,353,160
 2,000,000     NR/NR         Charlotte, Spl. Facs. Rev., Charlotte/Douglas Int'l
                               Airport, 7.75%, 2/1/28                                  1,207,560
                                                                                    ------------
                                                                                    $  3,560,720
                                                                                    ------------
                             TOTAL MUNICIPAL BONDS
                             (Cost $8,714,996)                                      $  9,028,399
                                                                                    ------------

12 The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings
USD ($)        (unaudited)                                                               Value
                             SOVEREIGN DEBT OBLIGATIONS - 2.0%
                             Brazil - 0.8%
 3,120,000     B+/B2         Federal Republic of Brazil, 11.5%, 3/12/08         $   2,870,400
                                                                                -------------
                             Ecuador - 0.7%
 4,515,000     CCC+/Caa2     Federal Republic of Ecuador, 6.0%,
                               8/15/30 (144A)                                   $   2,372,633
                                                                                -------------
                             Russia - 0.5%
 2,320,000     BB/Ba2        Russian Federation, 5.0%, 3/31/30                  $   2,018,400
                                                                                -------------
                             TOTAL SOVEREIGN DEBT OBLIGATIONS
                             (Cost $7,039,229)                                  $   7,261,433
                                                                                -------------
                             TOTAL INVESTMENTS IN SECURITIES
                             (Cost $445,283,780)                                $ 446,752,543
                                                                                -------------
                             TEMPORARY CASH INVESTMENT - 11.4%
                             Security Lending Collateral - 11.4%
40,650,561                   Securities Lending Investment Fund, 1.27%          $  40,650,561
                                                                                -------------
                             TOTAL TEMPORARY CASH INVESTMENT
                             (Cost $40,650,561)                                 $  40,650,561
                                                                                -------------
                             TOTAL INVESTMENTS IN SECURITIES AND
                             TEMPORARY CASH INVESTMENT - 136.1%
                             (Cost $485,934,341) (c) (d) (e)                    $ 487,403,104
                                                                                -------------
                             Liabilities in Excess of Other Assets - (7.9)%     $ (28,267,549)
                                                                                -------------
                             Preferred Shares at Redemption Value, Including
                             Dividends Payable - (28.2)%                        $(101,012,181)
                                                                                -------------
                             Net Assets Applicable to Common
                             Shareowners - 100.0%                               $ 358,123,374
                                                                                =============


The accompanying notes are an integral part of these financial statements.   13

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03                                    (continued)
--------------------------------------------------------------------------------

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2003, the value of these securities amounted to $56,130,323 or 15.7% of total net assets.

(a) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b)  Security is in default and is non-income producing.

(c) At March 31, 2003, the net unrealized gain on investments based on cost for Federal income tax purposes of $486,388,078 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                                               $20,529,434

     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                                               (19,514,408)
                                                                                             -----------
     Net unrealized gain                                                                     $ 1,015,026
                                                                                             ===========
(d)  At March 31, 2003, the Trust had a net capital loss carryforward of $3,992,595 which will expire
     March 31, 2011 if not utilized.

(e)  The Trust elected to defer $17,257,854 of net capital losses recognized between November 1, 2002 to its fiscal year ended March 31, 2003.

(f)  Distribution of investments by country of issue, as a percentage of total holdings, is as follows:
     United States                                                                                  75.6%
     Canada                                                                                          7.5
     Mexico                                                                                          4.0
     Brazil                                                                                          2.8
     Australia                                                                                       2.3
     Great Britian                                                                                   1.6
     Russia                                                                                          1.5
     Turkey                                                                                          1.4
     Ireland                                                                                         1.1
     Poland                                                                                          0.9
     France                                                                                          0.8
     Ecuador                                                                                         0.5
                                                                                             -----------
                                                                                                   100.0%
                                                                                             ===========

     Purchases and sales of securities (excluding temporary cash investments) for the period ended March 31, 2003, aggregated $643,186,336 and $179,917,047, respectively.

     Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.
     EURO Euro
     CAD Canadian Dollar


14  The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------
BALANCE SHEET 3/31/03
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (including securities loaned
     of $39,739,689) (cost $485,934,341)                              $487,403,104
  Cash                                                                   1,010,449
  Foreign currencies, at value (cost $36,493)                               36,021
  Receivables -
     Investment securities sold                                          3,727,114
     Interest and foreign tax reclaim                                   12,132,346
     Forward foreign currency portfolio hedge contract - net                86,323
  Prepaid expenses                                                          34,265
                                                                      -------------
       Total assets                                                   $504,429,622
                                                                      -------------
LIABILITIES:
  Payables -
     Investment securities purchased                                  $    899,306
     Upon return of securities loaned                                   40,650,561
     Dividends on common shares                                          3,667,685
  Accrued expenses                                                          76,515
                                                                      -------------
       Total liabilities                                              $ 45,294,067
                                                                      -------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 4,040
     shares, including dividends payable of $12,181                   $101,012,181
                                                                      -------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                     $380,030,402
  Distributions in excess of net investment income                      (1,878,827)
  Accumulated net realized loss on investments and foreign
     currency transactions                                             (21,600,977)
  Net unrealized gain on investments                                     1,468,763
  Net unrealized gain on forward foreign currency contracts
     and other assets and liabilities denominated in foreign
     currencies                                                            104,013
                                                                      -------------
       Net assets applicable to common shareowners                    $358,123,374
                                                                      =============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Based on $358,123,374/26,674,075 common shares                      $      13.43
                                                                      =============




The accompanying notes are an integral part of these financial statements.   15

Pioneer High Income Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Period 4/25/02 (commencement of operations) to 3/31/03

INVESTMENT INCOME:
  Interest                                                   $  39,906,862
  Income from securities loaned, net                                97,591
                                                             -------------
     Total investment income                                                   $  40,004,453
                                                                               -------------
EXPENSES:
  Management fees                                            $   2,356,892
  Transfer agent fees                                               61,771
  Auction agent fees                                               189,573
  Custodian fees                                                    33,990
  Registration fees                                                 41,834
  Organization fees                                                 40,000
  Professional fees                                                 61,845
  Printing fees                                                      9,091
  Trustees' fees                                                    11,985
  Miscellaneous                                                     18,126
                                                             -------------
     Total expenses                                                            $   2,825,107
                                                                               -------------
       Reimbursement of organization fees                                      $     (40,000)
                                                                               -------------
     Net expenses                                                              $   2,785,107
                                                                               -------------
       Net investment income                                                   $  37,219,346
                                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
     Investments                                             $ (21,596,593)
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies        (1,294,440)    $ (22,891,033)
                                                             -------------     -------------
  Net unrealized gain from:
     Investments                                             $   1,468,763
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies           104,013     $   1,572,776
                                                             -------------     -------------
     Net loss on investments and foreign currencies
       transactions                                                            $ (21,318,257)
                                                                               -------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM NET
INVESTMENT INCOME                                                              $  (1,181,983)
                                                                               -------------
  Net increase in net assets applicable to common
     shareowners resulting from operations                                     $  14,719,106
                                                                               =============


16  The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Period 4/25/02 (commencement of operations) to 3/31/03

                                                                              4/25/02
                                                                                to
                                                                              3/31/03
FROM OPERATIONS:
  Net investment income                                                    $ 37,219,346
  Net realized loss on investments and foreign currency transactions        (22,891,033)
  Net unrealized gain on investments and foreign currency transactions        1,572,776
  Distributions to preferred shareowners from net investment income          (1,181,983)
                                                                           ------------
     Net increase in net assets applicable to common shareowners
       resulting from operations                                           $ 14,719,106
                                                                           ------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
  Net investment income ($1.38 per share)                                  $(36,626,134)
                                                                           ------------
     Total distributions to common shareowners                             $(36,626,134)
                                                                           ------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares                          $343,800,000
  Net proceeds from underwriters' over-allotment option exercised            37,245,000
  Reinvestment of distributions                                                 869,326
  Common share offering expenses charged to paid-in capital                    (741,715)
  Preferred share offering expenses charged to paid-in capital               (1,242,212)
                                                                           ------------
     Net increase in net assets applicable to common shareowners
       resulting from Trust share transactions                             $379,930,399
                                                                           ------------
     Net increase in net assets applicable to common shareowners           $358,023,371
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Beginning of period                                                           100,003
                                                                           ------------
  End of period (including distributions in excess of net investment
     income of $1,878,827)                                                 $358,123,374
                                                                           ============

                                   '03 Shares     '03 Amount
Reinvestment of distributions         67,094     $869,326
                                      ------     --------
Net Increase                          67,094     $869,326
                                      ======     ========

The accompanying notes are an integral part of these financial statements.   17

Pioneer High Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/03
--------------------------------------------------------------------------------

                                                                      April 25, 2002 to
                                                                    March 31, 2003 (a)(b)
Per Common Share Operating Performance
Net asset value, beginning of period                                     $  14.33+
                                                                         --------
Increase (decrease) from investment operations:
  Net investment income                                                  $   1.41
  Net realized and unrealized loss on investments and
     foreign currency transactions                                          (0.81)
  Distributions to preferred shareowners from net investment
     income                                                                 (0.04)
                                                                         --------
  Net increase from investment operations                                $   0.56
Distributions to common shareowners:
  Net investment income                                                     (1.38)
Capital charge with respect to issuance of:
  Common shares                                                             (0.03)
  Preferred shares                                                          (0.05)
                                                                         --------
Net decrease in net asset value                                          $  (0.90)
                                                                         --------
Net asset value, end of period*                                          $  13.43
                                                                         --------
Market value, end of period*                                             $  14.49
                                                                         --------
Total return++                                                               7.29%
Ratios to average net assets of common shareowners
  Net expenses+++                                                            0.87%**
  Net investment income before preferred share dividends+++                 11.62%**
  Preferred share dividends                                                  0.37%**
  Net investment income available to common shareowners                     11.25%**
Portfolio turnover                                                             49%
Net assets of common shareowners, end of period (in thousands)           $358,123
Preferred shares outstanding (in thousands)                              $101,000
Asset coverage per preferred share, end of period                        $113,644
Average market value per preferred share                                 $ 25,000
Liquidation value per preferred share                                    $ 25,003
Ratios to average net assets of common shareowners before
 reimbursement of organization expenses
  Net expenses+++                                                            0.88%**
  Net investment income before preferred share dividends+++                 11.61%**
  Preferred share dividends                                                  0.37%**
  Net investment income available to common shareowners                     11.24%**

(a) Trust shares were first publicly offered on April 26, 2002.
(b) The per share data presented above is based upon the average common shares outstanding for the period presented.
* Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
**  Annualized.
+ Net asset value immediately after the closing of the first public offering was $14.30.
++ Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns less than a full period are not annualized.
+++ Ratios do not reflect the effect of dividend payments to preferred shareowners.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

18    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the "Trust") was organized as a Delaware business trust on January 30, 2002. Prior to commencing operations on April 25, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003. PIM has reimbursed the amount by which the aggregate of all the Trust's organizational expenses and offering costs (other than the sales load) exceeded $0.03 per share of the initial offering. The investment objective of the Trust is to seek a high level of current income and the Trust may seek capital appreciation to the extent consistent with its investment objective.

The Trust invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

Pioneer High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03                              (continued)
--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust is informed of the ex-dividend data in the exercise of reasonable diligence. Market discount and premium are accreted or amortized daily on an effective yield to maturity basis. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis. Temporary cash investments are valued at amortized cost.

    The Trust's investments in foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Trust enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment and foreign currency transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At March 31, 2003, the Trust reclassified $1,290,056 to decrease accumulated net realized loss on investments and foreign currency

Pioneer High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03                                (continued)
--------------------------------------------------------------------------------

    transactions and to increase distributions in excess of net investment income. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

    The tax character of distributions paid during the period ended March 31, 2003 was as follows:
--------------------------------------------------------------------------------

  Distributions paid from:
  Ordinary Income                 $37,808,117
  Net long-term capital gains               -
                                  -----------
  Total taxable distribution      $37,808,117
                                  ===========
--------------------------------------------------------------------------------

    The following shows components of distributable earnings on a federal income tax basis at March 31, 2003. These amounts do not include the capital loss carryforward.

--------------------------------------------------------------------------------

  Undistributed ordinary income   $3,439,995
  Undistributed long-term gains            -
  Unrealized appreciation          1,032,717
                                  ----------
  Total                           $4,472,712
                                  ==========
--------------------------------------------------------------------------------

    The difference between book/basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contacts, and differences in the accrual of income on securities in default.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F.  Security Lending

    The Trust lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Trust's custodian acting as the lending agent. When entering into a loan, the Trust receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Trust continues to receive interest or dividends on the securities loaned and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Trust. The loans are secured by collateral at least 102%, at all times, to the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G.  Automatic Dividend Reinvestment Plan

    All common shareowners are automatically eligible to participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners electing not to participate in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time by notifying Mellon Investor Services LLC, the agent for shareowners in administering the Plan (the "Plan Agent"), prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the

Pioneer High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03                              (continued)
--------------------------------------------------------------------------------

    dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value or market premium ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM manages the Trust's portfolio. Management fees are calculated weekly at the annual rate of 0.60% of the Trust's average weekly managed assets. "Managed assets" is the average weekly value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by the Trust. PIM has retained Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, to provide certain administrative services to the Trust on its behalf. PIM pays Princeton Administrators, L.P. a monthly fee at an annual rate of 0.10% of the average weekly value of the Trust's managed assets, subject to a minimum monthly fee of $10,000. Princeton Administrators, L.P. receives no compensation directly from the Trust.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with Mellon Investor Services LLC,

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas is the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank Trust Company Americas an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank Trust Company Americas, for providing such services.

4. Expense Offsets

The Trust may enter into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. As of March 31, 2003, the Trust's expenses were not reduced under such arrangements.

5. Forward Foreign Currency Contracts

During the period ended March 31, 2003, the Trust had entered into contracts that obligate the Trust to deliver currencies at specified future dates. At the maturity of a contract, the Trust must make delivery of the foreign currency. Alternatively, prior to the settlement date of the portfolio hedge, the Trust may close out such contracts by entering into an offsetting hedge contract. At March 31, 2003, the Trust had no open forward foreign currency settlement contracts. The Trust's gross outstanding portfolio hedge contract receivable and payable was $13,070,960 and $12,984,637, respectively, resulting in a net receivable of $86,323.

6. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized. Of the 26,674,075 common shares of beneficial interest outstanding at March 31, 2003, PIM owned 6,981 shares.

Transactions in common shares of beneficial interest for the period April 25, 2002 (commencement of investment operations) to March 31, 2003 were as follows:

Pioneer High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03                              (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Shares issued in connection with initial public offering     24,000,000
  Shares issued from underwriters' over-allotment
   option exercised                                             2,600,000
  Reinvestment of distributions                                    67,094
                                                               ----------
  Net increase in shares outstanding                           26,667,094
                                                               ----------
  Shares outstanding at beginning of period                         6,981
                                                               ----------
  Shares outstanding at end of period                          26,674,075
                                                               ==========
--------------------------------------------------------------------------------


Offering costs of $741,715 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital.

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. On July 12, 2002, the Trust reclassified and issued 4,040 shares of common shares into two series of AMPS ("preferred shares") as follows: Series M7-2,020 and Series W28-2,020. Offering costs of $232,212 and underwriting discounts of $1,010,000 have been charged to paid-in capital.

Dividends on Series M7 AMPS are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on Series W28 AMPS are also cumulative at a rate reset every 28 days based on the results of an auction. Dividend rates ranged from 1.21% to 1.95% during the period ended March 31, 2003.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940 requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

7. Subsequent Events

Subsequent to March 31, 2003 the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.1375 per common share payable April 30, 2003, to shareowners of record on April 17, 2003.

For the period April 1, 2003 to April 30, 2003, dividends declared on preferred stock totaled $116,170 in aggregate for the two outstanding preferred stock series.

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Pioneer High Income Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer High Income Trust:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer High Income Trust (the "Trust") as of March 31, 2003, and the related statement of operations, statement of changes in net assets and financial highlights for the period from April 25, 2002, (commencement of operations) to March 31, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Trust at March 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 25, 2002, (commencement of operations) to March 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 12, 2003

Pioneer High Income Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Legal Counsel
Hale and Dorr LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
Mellon Investor Services LLC

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, L.P.

Trustees and Officers

The Trust's Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address       Position Held With the Trust     Term of Office/Length of Service
John F. Cogan, Jr. (76)*    Chairman of the Board,           Trustee since October, 2001.
                            Trustee and President            Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Trust's investment adviser and certain of its affiliates.

---------------------------------------------------------------------------------------------------
Daniel T. Geraci (45)**     Trustee and                      Trustee since October, 2001.
                            Executive Vice President         Serves until retirement or removal.

**Mr. Geraci resigned as executive vice president and trustee of the Trust on April 30, 2003.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Position Held With the Trust   Term of Office/Length of Service
Mary K. Bush (54)               Trustee                        Trustee since October, 2001.
3509 Woodbine Street,                                          Serves until retirement or removal.
Chevy Chase, MD 20815
--------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (76)    Trustee                        Trustee since October, 2001.
Boston University Healthcare                                   Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215
--------------------------------------------------------------------------------------------------
Margaret B.W. Graham (55)       Trustee                        Trustee since October, 2001.
1001 Sherbrooke Street West,                                   Serves until retirement or removal.
Montreal, Quebec, Canada
--------------------------------------------------------------------------------------------------
Marguerite A. Piret (54)        Trustee                        Trustee since October, 2001.
One Boston Place, 28th Floor,                                  Serves until retirement or removal.
Boston, MA 02108
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED TRUSTEES                                                (continued)
--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                    Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset         Director of Harbor Global Company,
Management S.p.A. ("PGAM"); Non-Executive Chairman             Ltd.
and a Director of Pioneer Investment Management USA
Inc. ("PIM-USA"); Chairman and a Director of Pioneer and
the various Momentum Funds; Director, Pioneer
Alternative Investments; Director and Chairman of the
Supervisory Board of Pioneer Czech Investment Company,
a.s.; President of all of the Pioneer Funds; and Of Counsel
(since 2000, partner prior to 2000), Hale and Dorr LLP
(counsel to PIM-USA and the Pioneer Funds)
-------------------------------------------------------------------------------------------------------
Director and CEO-US of PGAM since November 2001;               None
Director, Chief Executive Officer and President of
PIM-USA since October 2001; Director of Pioneer
Investment Management Shareholder Services, Inc.
("PIMSS") since October 2001; President and a
Director of Pioneer and Pioneer Funds Distributor, Inc.
("PFD") (Chairman) since October 2001; Executive Vice
President of all of the Pioneer Funds since October
2001; President of Fidelity Private Wealth Management
Group from 2000 through October 2001; and Executive
Vice President-Distribution and Marketing of Fidelity
Investments Institutional Services and Fidelity
Investments Canada Ltd. prior to 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                  Other Directorships Held by this Trustee
President, Bush International (international financial       Director and/or Trustee of Brady
advisory firm)                                               Corporation (industrial identification
                                                             and specialty coated material products
                                                             manufacturer), Mortgage Guaranty
                                                             Insurance Corporation, R.J. Reynolds
                                                             Tobacco Holdings, Inc. (tobacco) and
                                                             Student Loan Marketing Association
                                                             (secondary marketing of student loans)
------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care               None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
------------------------------------------------------------------------------------------------------
Founding Director, The Winthrop Group, Inc. (consulting      None
firm); Professor of Management, Faculty of Management,
McGill University
------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &      None
Company, Inc. (investment banking firm)
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address     Position Held With the Trust   Term of Office/Length of Service
Stephen K. West (74)      Trustee                        Trustee since October, 2001.
125 Broad Street,                                        Serves until retirement or removal.
New York, NY 10004
--------------------------------------------------------------------------------------------
John Winthrop (66)        Trustee                        Trustee since October, 2001.
One North Adgers Wharf,                                  Serves until retirement or removal.
Charleston, SC 29401

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name, Age and Address      Position Held With the Trust   Term of Office/Length of Service
Joseph P. Barri (56)       Secretary                      Since October, 2001.
                                                          Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
Dorothy E. Bourassa (55)   Assistant Secretary            Since October, 2001.
                                                          Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
Vincent Nave (57)          Treasurer                      Since October, 2001.
                                                          Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
Luis I. Presutti (37)      Assistant Treasurer            Since October, 2001.
                                                          Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
Gary Sullivan (44)         Assistant Treasurer            Since May, 2002.
                                                          Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
Alan Janson (31)           Assistant Treasurer            Since July, 2002.
                                                          Serves at the discretion of Board.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES                                               (continued)
--------------------------------------------------------------------------------

                                                   Other Directorships Held by this
Principal Occupation During Past Five Years        Trustee
Senior Counsel, Sullivan & Cromwell (law firm)     Director, The Swiss Helvetia
                                                   Fund, Inc. (closed-end investment
                                                   company), and AMVESCAP PLC
                                                   (investment managers)
------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.               None
(private investment firm)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Other Directorships Held by this
Principal Occupation During Past Five Years                        Trustee
Partner, Hale and Dorr LLP; Secretary of all of the Pioneer       None
Funds
---------------------------------------------------------------------------------------------------
Secretary of PIM-USA: Senior Vice President-Legal of              None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Assistant Secretary of all of the Pioneer Funds since November 2000; Senior Counsel,
Assistant Vice President and Director of Compliance of PIM-
USA from April 1998 through October 2000; Vice President
and Assistant General Counsel, First Union Corporation from
December 1996 through March 1998
---------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody        None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)
---------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration          None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
---------------------------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting, Administration           None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
---------------------------------------------------------------------------------------------------
Manager, Valuation Risk and Information Technology-Fund           None
Accounting, Administration and Custody Services of Pioneer
since March 2002; and Assistant Treasurer of all of the
Pioneer Funds since July 2002; Manager, Valuation Risk and
Performance Reporting of Pioneer from June 2000 to
February 2002; Member of Pioneer Pricing Group from
1996 to 2000 (promoted to Manager in 1998)
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact Mellon for assistance or information.

You can call Mellon Investor Services LLC for:

Account Information                                               1-800-288-9541

Telecommunications Device for the Deaf (TDD)                      1-800-231-5469

Or write to Mellon Investor Services LLC:

For                                           Write to
 General inquiries, lost dividend checks      P.O. Box 3315
                                              South Hackensack, NJ
                                              07606-1915
 Change of address, account consolidation     P.O. Box 3316
                                              South Hackensack, NJ
                                              07606-1916
 Lost stock certificates                      P.O. Box 3317
                                              South Hackensack, NJ
                                              07606-1917
 Stock transfer                               P.O. Box 3312
                                              South Hackensack, NJ
                                              07606-1912
 Dividend reinvestment plan (DRIP)            P.O. Box 3338
                                              South Hackensack, NJ
                                              07606-1938

[LOGO]

Pioneer Investment Management, Inc.
60 State Street                                                    13268-00-0503
Boston, Massachusetts 02109             (C) 2003 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com            Underwriter of Pioneer mutual funds, Member SIPC